ING Life Insurance and Annuity Company

and its

Variable Annuity Account C AFT Choice Plus

     Supplement dated May 5, 2009 to the Contract Prospectus and

Contract Prospectus Summary, each dated May 1, 2009

The following information in this Supplement updates and amends certain information contained in your variable annuity Contract Prospectus and Contract Prospectus Summary. Please read it carefully and keep it with your current variable annuity Contract Prospectus and Contract Prospectus Summary for future reference.

The following paragraph replaces the 4th paragraph under the “Commission Payments” subsection of the “Contract Distribution” section on page 31 of the Contract Prospectus and the 4th paragraph under the “Commission Payments” subsection of the “Contract Distribution” section on page 10 of the Contract Prospectus Summary in its entirety:

Some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and we may also pay for some sales personnel to attend educational and/or business seminars. Any such compensation will be paid in accordance with SEC and FINRA rules. Management personnel of the Company, and of its affiliated broker-dealers, may receive additional compensation if the overall amount of investments in funds advised by the Company or its affiliates meets certain target levels or increases over time. Compensation for certain management personnel, including sales management personnel, may be enhanced if management personnel meet or exceed goals for sales of the contracts, or if the overall amount of investments in the contracts and other products issued or advised by the Company or its affiliates increases over time. Certain sales management personnel may also receive compensation that is a specific percentage of the commissions paid to distributors or of purchase payments received under the contracts, or which may be a flat dollar amount that varies based upon other factors, including management’s ability to meet or exceed service requirements, sell new contracts or retain existing contracts, or sell additional service features such as a common remitting program.

Insurance products issued by ING Life Insurance and Annuity Company. Securities offered through ING Financial Advisers, LLC (Member SIPC), One Orange Way, Windsor, CT 06095-4774, or through other Broker-Dealers with which it has a selling agreement. These companies are wholly owned, indirect subsidiaries of ING Groep N.V. Insurance obligations are the responsibility of each individual company.

X.105479-09

May 2009